June 30, 2022

BNY MELLON ADVANTAGE FUNDS, INC.

- BNY Mellon Sustainable Balanced Fund

Supplement to Current Summary Prospectus and Prospectus

Effective July 1, 2022, the following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Nick Pope is the fund's primary portfolio manager responsible for the portion of the fund's assets allocated to NIM and for overall asset allocation for the fund, a position he has held since January 2022. Mr. Pope is a portfolio manager at NIM. NIM's Responsible Investment team provides key input to the equity portfolio managers of this strategy including fundamental research and company-level ESG analysis as well as controversy monitoring, company engagement and active proxy voting.

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Effective July 1, 2022, the following information supersedes and replaces the information in the fifth paragraph in the section "Fund Details – Management" in the prospectus:

Nick Pope is the fund's primary portfolio manager responsible for the portion of the fund's assets allocated to NIM and for overall asset allocation for the fund, a position he has held since January 2022. Mr. Pope is a portfolio manager at NIM, which he joined in 2011. NIM's Responsible Investment team provides key input to the equity portfolio managers of this strategy including fundamental research and company-level ESG analysis as well as controversy monitoring, company engagement and active proxy voting.

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